SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      March 21, 2001 (March 14, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)

                        CHRIS-CRAFT INDUSTRIES, INC.

           (Exact name of Registrant as specified in its charter)

          Delaware                  1-2999                 94-1461226
         ---------                ----------               ----------

            (State of         (Commission File No.)        (IRS Employer
         Incorporation)                                Identification Number)



                    767 Fifth Avenue, New York NY 10153
        -----------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (212) 421-0200
        -----------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
        -----------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5.     Other Events.

      Reference is made to the joint press release, dated March 21, 2001, incorporated herein by reference and included as an exhibit hereto.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

                  Exhibit 99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on March 21, 2001.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        Chris-Craft Industries, Inc.


                        By:    /s/  Brian C. Kelly
                            --------------------------------
                        Name:  Brian C. Kelly
                        Title: Senior Vice President,
                               General Counsel & Secretary

Date: March 21, 2001



                               EXHIBIT INDEX

Exhibit
   No.

    99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on March 21, 2001.